Exhibit 31.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302
 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel C. Sibley, Chief Financial Officer of Reef Partners LLC, the managing general partner of Reef Global Energy I, L.P., certify that:

1.                                       I have reviewed this quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2003, of Reef Global Energy I, L.P.;

2.                                       Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.                                       Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.                                       The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e), for the registrant and we have:

a)              designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)             intentionally omitted*

c)              evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based upon such evaluation;

d)             disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.                                       The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a)              all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)             any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

* A statement is not required under this paragraph until we file our first Form 10-K for our first year ending on or after April 15, 2005.

Date: August 14, 2003	/s/ Daniel C. Sibley
Daniel C. Sibley, Chief Financial Officer and General Counsel
Reef Partners LLC